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                            UBS GLOBAL BOND FUND ("FUND")

                  Supplement to Prospectus dated October 28, 2003

                                                                  April 26, 2004

Dear Investor,

     The purpose of this supplement to the prospectus is to notify investors of a benchmark change and related investment strategy changes.

     Effective April 30, 2004, the Fund's benchmark will change from the Citigroup World Government Bond Index to the Lehman Global Aggregate Index. The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for U.S. and non-U.S. corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

     Also effective April 30, 2004, in connection with the Fund's benchmark change, the Fund's investment strategies will change. The first sentence of the second paragraph on page 63 of the prospectus in the section entitled "Principal Investment Strategies" is deleted. In addition, the section entitled "Securities Selection" on page 63 of the prospectus is deleted and replaced in its entirety with the following:

SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

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When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

   - Duration
   - Yield
   - Potential for capital appreciation
   - Current credit quality as well as possible credit upgrades or downgrades
   - Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities
   - For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Please be sure to retain this supplement with your prospectus. For more information, contact 1-800-647-1568.

                                                                  Item # ZS-251
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